NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (the "***Agreement***") is made and entered into as of September 12, 2017, by and between Fengate Trident LP, an Ontario limited partnership ("***Fengate***") and Trident Brands Inc., a Nevada corporation ("***Trident***" and, together with Fengate, the "***Parties***").

RECITALS

WHEREAS, in connection with an investment in Mycell Technologies LLC, a New Jersey limited liability company, (the "***Company***"), LPF (MCTECH) Investment Corporation ("***MCTECH***") received that certain Convertible Promissory Note dated January 22, 2016, attached hereto as Exhibit A (the "***Note***"), pursuant to that certain Note Purchase Agreement dated January 22, 2016 attached hereto as Exhibit B (the "***Note Purchase Agreement***"), by and between the Company and MCTECH, together with those certain additional convertible promissory notes dated February 5, 2016 and May 19, 2016 issued in accordance with the terms of the Note Purchase Agreement (the "***Additional Notes***" and, together with the Note, the "***Notes***").

WHEREAS, the Company's obligation to repay when due the principal and interest amounts under the Notes is secured by that certain Security Agreement dated January 22, 2016, attached hereto as Exhibit C (the "***Security Agreement***") by and between the Company and the secured parties listed therein, including without limitation MCTECH, together with certain UCC financing statements attached thereto (together with the Security Agreement, the "***Security Documents***", and the Security Documents together with the Note Purchase Agreement, the "***Note Documents***");

WHEREAS, as of the date hereof and as illustrated on Schedule A hereto, the aggregate outstanding principal amount of the Notes is USD 511,141.17 (the "***Principal Amount***") and the aggregate accrued but unpaid interest is USD 94,526.11 as of September 12, 2017 (the "***Accrued Interest***" and, together with the Principal Amount, the "***Note Balance Amount***");

WHEREAS, the Parties intend that Trident shall, as consideration for the transfer of the Notes and the Note Documents and Fengate's respective rights, duties and obligations thereunder, authorize and issue to Fengate common shares in Trident ("***Trident Shares***") with a value equal to the Note Balance Amount (with Accrued Interest calculated to the date of Closing) (such Trident Shares, the "***Share Consideration***"); and

WHEREAS, Fengate desires to sell the Notes and the Note Documents to Trident and to receive the Share Consideration from Trident, and Trident desires to purchase from Fengate the Notes and the Note Documents (including all of its respective rights and obligations thereunder) and to issue, sell and deliver to Fengate the Share Consideration, in each case on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. **SALE AND PURCHASE OF MYCELL SECURITIES AND TRIDENT SHARES.**

1.1 **Purchase and Sale of MyCell Securities.** On the terms and subject to the conditions of this Agreement, at the Closing (as defined below), Fengate agrees to sell, assign, transfer and convey to Trident, and Trident agrees to purchase and accept and assume from Fengate, all right, title and interest in and to the Notes and the Note Documents (collectively, the "***MyCell Securities***"), free and clear of all Encumbrances (as defined below), except as otherwise set forth in this Agreement, for the Share Consideration; provided, that, if the Closing (as defined below) occurs after the date hereof pursuant to Section 1.3, then the amount of the Share Consideration shall be adjusted to reflect the interest accrued as of the date of the Closing.

1.2 **Purchase and Sale of Trident Shares.** On the terms and subject to the conditions of this Agreement, at the Closing Trident shall issue, sell and deliver to Fengate, and Fengate hereby agrees to purchase and accept from Trident, a number of Trident Shares the aggregate value of which is equal to the amount of the Share Consideration. The number of Trident Shares to be issued, sold and delivered to Fengate pursuant to this Section shall equal the quotient obtained by dividing (i) the amount of the Share Consideration by (ii) the average trading price of Trident Shares listed on the Over-the-Counter Bulletin Board or such other market on which Trident Shares are principally traded (the "***Principal Trading Market***") at such time over the five days immediately prior to the date of the Closing.

1.3 **Closing.** The closing of the transactions contemplated herein (the "***Closing***") shall occur at the offices of Trident and shall take place on such day or such other time as is mutually agreed upon by Trident and Fengate (but shall be at least two business days subsequent to the date on which the conditions set forth in Section 1.4 are satisfied).

1.4 **Conditions to Closing**. Trident's obligation to purchase the MyCell Securities from Fengate shall be subject to Trident's satisfactory completion of customary due diligence relating to the Company, the Notes and the Note Documents.

1.5 **Assignment and Assumption; Agreement to be Bound.** With respect only to the MyCell Securities purchased herein, Trident hereby agrees to be bound thereunder.

2. **REPRESENTATIONS AND WARRANTIES OF FENGATE.**

Fengate hereby represents and warrants that, as of the Closing:

2.1 Immediately prior to the execution of this Agreement, Fengate has, and Trident is acquiring hereunder, good title to the MyCell Securities being sold hereunder by Fengate, free and clear of any lien, encumbrance, claim, pledge, restriction on sale, transfer or voting restrictions, preemptive right, option or other right to purchase (collectively "***Encumbrances***"), other than Encumbrances imposed by securities laws.

2.2 Fengate has the requisite power and authority to execute and deliver this Agreement and to perform Fengate's obligations hereunder and to consummate the transactions contemplated hereby. Fengate has taken all action necessary for the authorization, execution and delivery of this Agreement and the performance of all of Fengate's obligations hereunder. This Agreement has been duly and validly executed and delivered by Fengate and constitutes the legal and binding obligation of Fengate, enforceable against Fengate in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.3 The execution and delivery of this Agreement by Fengate, the performance by Fengate of Fengate's obligations pursuant to this Agreement, and the consummation of the transactions contemplated hereby will not result in a breach by Fengate of, violate the terms or conditions of, or constitute a default by Fengate under, any agreement, instrument, decree, law, judgment or order to which Fengate is a party, to which the properties of Fengate may be subject, or by which Fengate may be bound, result in the creation of any Encumbrances on the MyCell Securities, other than Encumbrances pursuant to obligations under the Notes and Note Documents, Encumbrances that have been created by Trident or restrictions imposed by securities laws.

2.4 The MyCell Securities were originally issued by the Company to an affiliate of Fengate and such MyCell Securities have not been transferred to any other person or entity since being originally issued to such affiliate other than to Fengate. The MyCell Securities were not purchased from the Company with a view to distribute them in any manner.

2.5 There is no action, suit, proceeding or investigation pending or, to Fengate's knowledge, currently threatened that questions the validity of this Agreement or the right of Fengate to enter into this Agreement or to consummate the transaction contemplated hereby.

2.6 Fengate expressly acknowledges and agrees that none of Trident, the Company, nor any of their respective Related Parties makes any representation to Fengate with respect to the tax treatment of the transactions contemplated by this Agreement. For purposes of this Agreement, with respect to any Person, "***Related Parties***" shall mean, as applicable, (i) each entity controlled by, controlling or under common control with such Person, including without limitation (x) any funds under common management with such Person and (y) the general partner of such Person, (ii) the past, present and future directors, officers, employees, stockholders, partners (direct or indirect), managers, members (direct or indirect), agents, attorneys, financial advisors, investment banking advisors, insurers and representatives of such Person and/or the respective entities identified or otherwise referred to in clause (i) of this sentence and (iii) the successors and past, present and future assigns of such Person and the parties referred to in clause (i) and (ii) of this sentence. The term "***Person***" as used herein refers to means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

2.7 Fengate hereby acknowledges that Fengate has reviewed this Agreement with Fengate's own legal counsel and that Fengate has not relied on any representation or statement of, or made by, Trident or Trident's Related Parties in making Fengate's investment decision in selling the MyCell Securities other than the representations and warranties expressly set forth in Section 3 hereof.

2.8 Fengate is acquiring the Trident Shares for Fengate's own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "***Securities Act***"), in violation of applicable securities laws. Fengate has no present intention of selling or otherwise disposing of all or any portion of the Trident Shares.

2.9 Fengate is fully aware of: (i) the highly speculative nature of an investment in the Trident Shares; (ii) the potential financial hazards involved; and (iii) the lack of liquidity of the Trident Shares and the restrictions on transferability of the Trident Shares (e.g. that Fengate may not be able to sell or dispose of the Trident Shares or use them as collateral for loans).

2.10 Neither Trident nor any of its officers or directors have made any representations to Fengate regarding the advisability of the transaction described herein or the tax treatment of the transactions contemplated herein.

2.11 Fengate understands that the Trident Shares Fengate is purchasing are characterized as "restricted securities" under U.S. federal securities laws and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. Fengate understands that the Trident Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In this connection, Fengate represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. In addition, Fengate understands that the certificate evidencing the Trident Shares will be imprinted with a legend which prohibits the transfer of the Trident Shares unless they are registered or such registration is not required.

2.12 At no time was Fengate presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the Trident Shares.

2.13 By reason of Fengate's business or financial experience, Fengate is capable of evaluating the merits and risks of its purchase of the Trident Shares, has the ability to protect its own interests in this transaction and is financially capable of bearing a total loss of the Trident Shares. Fengate is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act.

3. REPRESENTATIONS AND WARRANTIES OF TRIDENT.

Trident hereby represents and warrants that, as of the Closing:

3.1 Trident: (a) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted; (b) is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have or result in a material adverse effect on Trident or its business; (c) has all requisite power and authority and the legal right to own, pledge, mortgage and operate its property, to lease or sublease any property it operates under lease or sublease and to conduct its business as now or currently proposed to be conducted; and (d) is in compliance with its constituent documents. In addition, Trident has registered its stock and is obligated to file reports pursuant to Section 12 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "***Exchange Act***"). Trident Shares are quoted on the Principal Trading Market. Trident has received no notice, either oral or written, with respect to the continued eligibility of Trident Shares for such quotation on the Principal Trading Market, and Trident has maintained all requirements on its part for the continuation of such quotation.

3.2 Trident has the requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. Trident has taken all action necessary for the authorization, execution and delivery of this Agreement and the performance of all of Trident's obligations hereunder. This Agreement has been duly and validly executed and delivered by Trident and constitutes the legal and binding obligation of Trident, enforceable against Trident in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. The execution and delivery of this Agreement by Trident, the performance by Trident of Trident's obligations pursuant to this Agreement, and the consummation of the transactions contemplated hereby will not result in a breach by Trident of, violate the terms or conditions of, or

constitute a default by Trident under, any agreement, instrument, decree, law, judgment or order to which Trident is a party, to which the properties of Trident may be subject, or by which Trident may be bound, result in the creation of any Encumbrances on the Trident Shares, other than restrictions imposed by securities laws.

3.3 Trident is acquiring the MyCell Securities for Trident's own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act, in violation of applicable securities laws. Trident has no present intention of selling or otherwise disposing of all or any portion of the MyCell Securities.

3.4 Trident is fully aware of: (i) the highly speculative nature of an investment in the MyCell Securities; (ii) the potential financial hazards involved; and (iii) the lack of liquidity of the MyCell Securities and the restrictions on transferability of the MyCell Securities (e.g. that Trident may not be able to sell or dispose of the MyCell Securities or use them as collateral for loans).

3.5 Neither Fengate nor any of its officers or directors have made any representations to Trident regarding the advisability of the transaction described herein or the tax treatment of the transactions contemplated herein.

3.6 Trident understands that the MyCell Securities Trident is purchasing are characterized as "restricted securities" under the federal securities laws and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. Trident understands that the Mycell Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In this connection, Trident represents that Trident is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. In addition, Trident understands that any document evidencing the MyCell Securities will be imprinted with a legend which prohibits the transfer of the MyCell Securities unless they are registered or such registration is not required.

3.7 At no time was Trident presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the MyCell Securities.

3.8 By reason of Trident's business or financial experience, Trident is capable of evaluating the merits and risks of this purchase, has the ability to protect Trident's own interests in this transaction and is financially capable of bearing a total loss of the MyCell Securities. Trident is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act.

3.9 The Trident Shares issued to Fengate pursuant to the Share Consideration have been duly authorized by all necessary corporate action on the part of Trident and have been duly and validly issued as fully paid and non-assessable shares in the capital of Trident.

3.10 The authorized capital stock of Trident consists of 300,000,000 common shares, US$0.001 par value, of which 34,534,719 shares are outstanding as of the date hereof. Trident has sufficient authorized and unissued common shares as may be necessary to effect the issuance of Trident Shares pursuant to the Share Consideration.

3.11 None of Trident's filings on EDGAR (the "***SEC Documents***") contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact

required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading.

3.12 Since the date of Trident's most recently-completed audit (the "***Last Audited Date***"), there has been no material adverse change and no material adverse effect on Trident or its business except as disclosed in the SEC Documents. Since the Last Audited Date, except as provided in the SEC Documents, Trident has not (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to its shareholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts owed to Trident by any third party or claims of Trident against any third party, except in the ordinary course of business consistent with past practices; (v) waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any increases in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

3.13 There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of Trident, threatened in writing against or affecting Trident before or by any governmental authority or nongovernmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a material adverse effect on Trident or its business or which would adversely affect the validity or enforceability of, or the authority or ability of Trident to perform its obligations under, this Agreement. Trident is not aware of any valid basis for any such claim that (either individually or in the aggregate with all other such events and circumstances) could reasonably be expected to have a material adverse effect on Trident or its business. There are no outstanding or unsatisfied judgments, orders, decrees, writs, injunctions or stipulations to which Trident is a party or by which it or any of its properties is bound, that involve the transaction contemplated herein or that, alone or in the aggregate, could reasonably be expect to have a material adverse effect on Trident or its business.

3.14 To the best of Trident's knowledge, Trident has no liabilities or obligations other than those disclosed herein or in the SEC Documents or those incurred in the ordinary course of Trident's business since the Last Audited Date, or which individually or in the aggregate, do not or would not have a material adverse effect on Trident or its business. No event or circumstances have occurred or exist with respect to Trident or its properties, business, operations, condition (financial or otherwise), or results of operations, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by Trident but which has not been so publicly announced or disclosed. There are no proposals currently under consideration or currently anticipated to be under consideration by the board of directors or the executive officers of Trident which proposal would (x) change the articles or certificate of incorporation or other charter document or by-laws of Trident, each as currently in effect, with or without shareholder approval, which change would reduce or otherwise adversely affect the rights and powers of the shareholders of Trident Shares or (y) materially or substantially change the business, assets or capital of Trident, including its interests in subsidiaries.

3.15 Trident has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as Trident was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "***SEC Reports***") on a timely

basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Trident comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("***GAAP***"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Trident and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

3.16 Both before and after giving effect to (i) the issuance of Trident Shares pursuant to the Share Consideration, (b) the consummation of Fengate's acquisition of such Trident Shares, and (ii) the payment and accrual of all transaction costs in connection with the foregoing, Trident on a consolidated basis in accordance with GAAP, is solvent.

3.17 Trident is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

3.18 The written information prepared or furnished by or on behalf of Trident in connection with this Agreement, when taken as a whole when furnished (including the consummation of the transactions contemplated herein) does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances when made, not misleading; provided, however, that projections contained therein are not to be viewed as factual and that actual results during the periods covered thereby may differ from the results set forth in such projections by a material amount. All projections that are part of such information (including those set forth in any projections delivered subsequent to the Closing Date) are based upon good faith estimates and stated assumptions believed by Trident to be reasonable and fair as of the date made in light of conditions and facts then known and, as of such date, reflect good faith estimates of the information projected for the periods set forth therein.

3.19 It is not necessary in connection with the offer, sale and delivery of Trident Shares to Fengate to register the offer and sale of such Trident Shares under the Securities Act. Trident has not, directly or indirectly, offered, sold or solicited any offer to buy and will not, directly or indirectly, offer, sell or solicit any offer to buy, any security of a type or in a manner which would be integrated with the sale of the Trident Shares pursuant to the Share Consideration and require any of such Trident Shares to be registered under the Securities Act. Neither Trident nor any Person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) in connection with the offering of the Trident Shares pursuant to the Share Consideration.

3.20 No bankruptcy, insolvency or receivership proceedings have been instituted or are pending against Trident and it is able to satisfy its liabilities as they become due.

4. CERTAIN COVENANTS OF TRIDENT RELATING TO TRIDENT SHARES.

4.1 Trident undertakes and agrees to make all necessary filings in connection with the sale of Trident Shares to Fengate pursuant to the Share Consideration under any United States laws and regulations applicable to Trident, or by any domestic securities exchange or trading market, and to provide a copy thereof to Fengate promptly after such filing.

4.2 So long as Fengate beneficially owns any Trident Shares, Trident shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, shall take all reasonable action under its control to ensure that adequate current public information with respect to Trident, as required in accordance with Rule 144(c)(2) of the Securities Act, is publicly available, and shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. Trident will take all reasonable action under its control to maintain the continued listing and quotation and trading of Trident Shares on the Principal Trading Market or a listing on the NASDAQ/Small Cap or National Markets and, to the extent applicable to it, will comply in all material respects with Trident's reporting, filing and other obligations under the by-laws or rules of the Principal Trading Market and/or the National Association of Securities Dealers, Inc., as the case may be, applicable to it for so long as Fengate beneficially owns any Trident Shares.

4.3 Trident shall be responsible for any liability with respect to any transfer, stamp or similar non-income taxes that may be payable in connection with the execution, delivery and performance of this Agreement.

4.4 Trident warrants that it will give its transfer agent no instructions inconsistent with instructions to issue Trident Shares to Fengate as contemplated in this Agreement. Nothing in this Section shall affect in any way Fengate's obligations and agreement to comply with all applicable securities laws upon resale of its Trident Shares.

4.5 Trident will authorize the transfer agent for Trident Shares to give information relating to Trident directly to Fengate or Fengate's representatives upon the request of Fengate or any such representative, to the extent such information relates to (i) the status of Trident Shares, or (ii) the aggregate number of outstanding common shares of all shareholders (as a group, and not individually) as of a current or other specified date. At the request of Fengate, Trident will provide Fengate with a copy of the authorization so given to such transfer agent.

5. REGISTRATION RIGHTS.

5.1 If Trident proposes to register any Trident Shares under the Securities Act in connection with the public offering of such securities, Trident shall, at such time, promptly give Fengate written notice of such registration. Upon the written request of Fengate given within twenty (20) days after Trident mails such notice, Trident shall cause to be registered under the Securities Act all of the Trident Shares held by Fengate that Fengate has requested to be registered (the "***Registrable Securities***").

5.2 Whenever required under this Section to effect the registration of Fengate's Registrable Securities, Trident shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of Fengate, keep such registration statement effective for up to ninety (90) days;

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to ninety (90) days;

(c) Furnish to Fengate such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as Fengate may reasonably request in order to facilitate the disposition of Registrable Securities owned by Fengate;

(d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Fengate, if participating in such underwriting, shall also enter into and perform its obligations under such an agreement;

(e) Notify Fengate at any time when a prospectus relating to the registration statement is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for ninety (90) days;

(f) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by Trident are then listed;

(g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

(h) Use its best efforts to furnish, at the request of Fengate, if requesting registration of Registrable Securities pursuant to this Section, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (x) an opinion, dated such date, of the counsel representing Trident for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to Fengate requesting registration of Registrable Securities and (y) a letter, dated such date, from Trident's independent certified public accountants, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to Fengate requesting registration of Registrable Securities.

5.3 Trident shall pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant hereto for Fengate (which right may be assigned), including, without limitation, all registration, filing, and qualification fees, printers' and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for Fengate, if selling, as selected by Fengate with Trident's approval, which approval shall not be unreasonably withheld, but excluding underwriting discounts and commissions relating to Registrable Securities.

5.4 If any Registrable Securities are included in a registration statement under this Section:

(a) To the extent permitted by law, Trident shall indemnify and hold harmless Fengate, any underwriter (as defined in the Securities Act) for Fengate and each Person, if any, who controls Fengate or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "***Violation***"): (x) any untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (y) the omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (z) any violation by Trident of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under any of the foregoing; and Trident will pay to Fengate, underwriter or controlling Person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection (a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without Trident's consent, which shall not be unreasonably withheld, nor shall Trident be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any of Fengate, any underwriter for Fengate or controlling Person of Fengate.

(b) To the extent permitted by law, Fengate shall indemnify and hold harmless Trident, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls Trident within the meaning of the Securities Act, and any underwriter against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information that Fengate furnished expressly for use in connection with such registration; and Fengate will pay, as incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this subsection (b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection (b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without Fengate's consent, which shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this subsection (b) exceed the net proceeds from the offering received by Fengate.

5.5 Fengate may assign (but only with all related obligations) the rights to cause Trident to register Registrable Securities pursuant to this section by Fengate to a transferee or assignee; provided, that Trident is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of

Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided, that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section.

6. INDEMNIFICATION AND RELEASE.

6.1 Fengate will indemnify, defend and hold harmless Trident and its Related Parties against all expenses (including reasonable attorneys' fees, disbursements and other charges of counsel), claims, losses, damages or liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any claim, complaint, suit or proceeding or cause of action by Trident or a third party alleging any breach of the representations and warranties or covenants made by Fengate in this Agreement.

6.2 Trident will indemnify, defend and hold harmless Fengate and its respective Related Parties against all expenses (including reasonable attorneys' fees, disbursements and other charges of counsel), claims, losses, damages or liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any claim, complaint, suit or proceeding or cause of action by Fengate or a third party alleging any breach of the representations and warranties or covenants made by Trident in this Agreement.

7. MISCELLANEOUS.

7.1 **Successors and Assigns**. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any MyCell Securities or Trident Shares that are the subject of this Agreement). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 **Governing Law.** This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed by and construed under the laws of the State of New York without regard to principles relating to conflicts of law.

7.3 **Amendment.** Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by the written consent of each of the parties hereto.

7.4 **Titles and Subtitles**. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 **Severability**. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision or provisions were so excluded and shall be enforceable in accordance with its terms.

7.6 **Entire Agreement**. This Agreement, the exhibits and schedules hereto, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

7.7 **Attorneys' Fees**. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party or parties in such dispute shall be entitled to recover from the losing party or parties all fees, costs and expenses of enforcing any right of such prevailing party or parties under or with respect to this Agreement (in addition to any other relief to which the prevailing party or parties may be entitled), including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

7.8 **Further Documentation and Further Assurances**. Each party hereto agrees to take all such actions as may be necessary, and to execute and deliver any and all further agreements, documents or instruments necessary, to effectuate this Agreement and the transactions contemplated hereby or as reasonably requested by the Company or any other party (prior to, at or after the Closing) to evidence its rights hereunder, including without limitation taking any such actions as may be required to transfer Fengate's security interest evidenced by the Security Documents to Trident.

7.9 **Counterparts**. This Agreement may be executed in any number of counterparts, including by facsimile or electronic transmission, each of which shall be an original, but all of which together shall constitute one instrument.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Parties hereto have executed this **NOTE PURCHASE AGREEMENT** as of the date first above written.

FENGATE:

FENGATE TRIDENT LP, an Ontario limited partnership, as investment manager for MCTECH

By: FENGATE TRIDENT GP INC., its general partner

By: ____________________________

IN WITNESS WHEREOF, the Parties hereto have executed this **NOTE PURCHASE AGREEMENT** as of the date first above written.

TRIDENT:

TRIDENT BRANDS INC., a Nevada corporation

By: ______________________________
Name: SCOTT CHAPMAN
Title: DIRECTOR

Schedule A

Principal	Interest (as of September 12, 2017)	Note Balance Amount (as of September 12, 2017)
USD 511,141.17	USD 94,526.11	USD 605,667.28

Exhibit A

CONVERTIBLE PROMISSORY NOTE

[see attached]

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE BORROWER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE BORROWER STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

CONVERTIBLE PROMISSORY NOTE

$170,380.39 **January 22, 2015**

FOR VALUE RECEIVED, **MYCELL TECHNOLOGIES, LLC**, a Delaware limited liability Company (the "***Borrower***"), promises to pay to LPF (MCTECH) Investment Corp. (the "***Holder***"), the principal sum of **$170,380.39**, together with interest from the date of this Note on the unpaid principal balance, upon the terms and conditions specified below. This Note is one of a series of Secured Convertible Promissory Notes of like tenor (collectively, the "***Notes***") issued pursuant to the Convertible Note Purchase Agreement (the "***Purchase Agreement***"), dated as of the date hereof, between Borrower and the persons and entities identified on Exhibit A thereto (collectively, the "***Purchasers***"). The Notes shall rank equally without preference or priority of any kind over one another, and all payments on account of principal and/or interest with respect to any of the Notes shall be paid to the holders thereof and shall be applied ratably and proportionately to the outstanding Notes on the basis of the principal amounts of the outstanding indebtedness represented thereby. In addition, this Note is one of the Notes referred to in and is executed and delivered in connection with that certain Security Agreement dated as of the date hereof (as the same may from time to time be amended, modified or supplemented or restated, the "***Security Agreement***"). Additional rights and obligations of Lender are set forth in the Security Agreement. This Note is subject to the following terms and conditions.

1. Payment.

1.1 Maturity. Subject to the provisions of Section 2 hereof relating to the conversion of this Note, the outstanding principal balance of this Note, together with interest accrued and unpaid to date, shall be due and payable upon demand of the Requisite Purchasers (as such term is defined in the Purchase Agreement) on or after the Maturity Date.

1.2 Interest. This Note shall accrue simple interest, from the date hereof until such principal is paid or converted as provided in Section 2, on any unpaid principal balance at the rate of ten percent (10.0%) per annum. Interest shall be calculated on the basis of actual number of days elapsed based on a year of 365 days. Accrued but unpaid interest shall be payable on the Maturity Date. Notwithstanding any provision in this Note, it is the parties' intent not to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law that a court of competent jurisdiction shall deem applicable hereto (which under applicable law shall be deemed to be the laws relating to permissible rates of interest on commercial loans). If any interest payment due hereunder is determined to be in excess of the legal maximum rate, then that portion of each interest payment representing an amount in excess of the then legal maximum rate shall instead be deemed a payment of principal and shall be applied against principal.

1.3 Payments; Allocation of Payments. Principal and interest are payable in lawful money of the United States of America. All payments shall be credited first to interest, fees, costs and expenses then due and the remainder to the principal amount of the Obligations.

1.4 Repayment upon Certain Trigger Events. In the event a Trigger Event closes on or prior to the repayment or conversion of this Note, then upon the closing of the Trigger Event the Holder shall receive, in full and complete satisfaction of the obligations set forth herein, an amount equal to the then outstanding principal amount plus the Repayment Premium. The "***Repayment Premium***" shall be 100% of the then outstanding principal amount.

1.5 Prepayment of the Note. Prior to the Maturity Date, Borrower may not prepay this Note without the prior written consent of the Requisite Purchasers.

2. Conversion.

2.1 Automatic Conversion. In the event a Qualified Financing closes on or before the Maturity Date and this Note has not previously been converted, then the entire outstanding principal balance of this Note, together with all accrued interest, shall be automatically converted, in whole and not in part, without any further action of the Holder, into shares of the series and class of membership interests issued by Borrower in the Qualified Financing, on the same terms and conditions as received by the investors in the Qualified Financing (other than price).

2.2 Optional Conversion. If agreed upon by Borrower and the Requisite Purchasers, the entire outstanding principal balance of this Note (as well as all other Notes issued pursuant to the Purchase Agreement that are then outstanding), together with all accrued interest, shall, in the absence of a Qualified Financing, be converted, in whole and not in part into Class F Membership Interests at the applicable Conversion Price and otherwise on terms and conditions as agreed upon by Borrower and the Requisite Purchasers.

2.3 Number of Shares. The number of shares of Conversion Interests to be issued to Holder upon conversion under this Section 2 shall equal: (x) the Conversion Amount, divided by (y) the applicable Conversion Price.

2.4 Delivery of Note and Share Certificates. Upon conversion under this Section 2, this Note will, for all purposes, be deemed to be converted into shares of Conversion Interests, at which time this Note shall for all purposes be deemed cancelled and all Obligations shall be deemed paid in full. Upon conversion of this Note and delivery and surrender of this Note to Borrower duly endorsed and marked cancelled and paid, Borrower shall issue and deliver to Holder a certificate or certificates for the number of full shares of Conversion Interests to which Holder is entitled and a check or cash with respect to any fractional interest in a share of Conversion Interests. Borrower covenants that all shares of Conversion Interests issued upon conversion will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges caused or created by Borrower with respect to the issue thereof.

3. Demand; Protest. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, diligence in collection and notices of intention to accelerate maturity, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Holder on which Borrower may in any way be liable.

4. Event of Default. If there shall be any Event of Default hereunder, at the option and upon the declaration of the Requisite Purchasers and upon written notice to the Borrower (which election and

notice shall not be required in the case of an Event of Default under Section 4.3), this Note shall accelerate and all principal and unpaid accrued interest shall become due and payable. The occurrence of any one or more of the following shall constitute an Event of Default:

4.1 Borrower fails to pay timely any of the principal amount due under this Note on the date the same becomes due and payable or any accrued interest or other amounts due under this Note on the date the same becomes due and payable;

4.2 Borrower files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing;

4.3 Borrower defaults on the repayment of any material indebtedness of the Borrower, and such default remains uncured after ten day's notice of such default;

4.4 An involuntary petition is filed against Borrower (unless such petition is dismissed or discharged within sixty (60) days under any bankruptcy statute now or hereafter in effect), or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Borrower; or

4.5 Borrower's material breach of any of the terms of the Notes or other material agreements with the Holders that remains uncured 10 days after the Borrower's receipt of written notice of such default from the Requisite Purchasers.

5. Definitions. As used herein, the following terms shall have the following meanings:

5.1 "***Conversion Amount***" means, as of any date of determination, the sum of (a) all principal under this Note then outstanding, plus (b) all accrued interest under this Note as of such date.

5.2 "***Conversion Price***" means, as applicable: to the extent the outstanding principal and accrued interest of this Note is converted (a) in connection with a Qualified Financing, 60% of the per unit price paid by the investors for membership interests issued in such Qualified Financing; and (b) in the absence of a Qualified Financing the price per Unit of each Class F Unit of the Company (as it may be adjusted from time to time under the Fourth Amended and Restated Operating Agreement of the Company) ($1.00 per Unit as of the date hereof).

5.3 "***Conversion Interests***" means the series and class of membership interest that this Note is converted into pursuant to Section 2 above.

5.4 "***Maturity Date***" means December 31, 2016.

5.5 "***Obligations***" means all debt, principal, interest, expenses and other amounts owed to Holder by Borrower pursuant to this Note, whether absolute or contingent, due or to become due, now existing or hereafter arising.

5.6 "***Qualified Financing***" means an equity financing after the date hereof but prior to the Maturity Date, in which Borrower issues and sells membership or other equity interests to one or more investors and the Borrower realizes at least $4 million in gross proceeds.

5.7 "***Trigger Event***" means (i) the closing by the Borrower of a Capital Transaction (as such term is defined in the Borrower's Fourth Amended and Restated Limited liability Company Agreement, as it may be amended from time to time), but excluding any other voluntary or involuntary liquidation, dissolution or winding up of the Borrower.

6. Amendment Provisions. This Note may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by the Borrower and the Requisite Purchasers (as defined in the Purchase Agreement).

7. Severability. If any provision of this Note is determined to be invalid, illegal or unenforceable, in whole or in part, the validity, legality and enforceability of any of the remaining provisions or portions of this Note shall not in any way be affected or impaired thereby and this Note shall nevertheless be binding between the Borrower and Holder.

8. Binding Effect. This Note shall be binding upon, and shall inure to the benefit of, the Borrower and Holder and their respective successors and assigns.

9. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Borrower at the address as set forth on the signature page to the Purchase Agreement and to Holder at the address set forth on Exhibit A attached to the Purchase Agreement or at such other address or electronic mail address as the Borrower or Holder may designate by ten (10) days advance written notice to the other party hereto.

10. No Rights as Member. This Note, as such, shall not entitle Holder to any rights as a stockholder of the Borrower.

11. Headings and Governing Law. The descriptive headings in this Note are inserted for convenience only and do not constitute a part of this Note. The validity, meaning and effect of this Note shall be determined in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

12. Secured Note. The full amount of this Note is secured by the collateral identified and described as security for this Note in the Security Agreement executed by and delivered by Borrower to Holder.

*****

IN WITNESS WHEREOF, the parties hereto have caused this Note to be duly executed and delivered as of the date first above written.

THE BORROWER:

MYCELL TECHNOLOGIES, LLC

By:________________________________
Name: Frank Gallagi, COO

AGREED TO AND ACCEPTED:

LPF (MCTECH) Investment Corp.

By:________________________________
Name: Joseph S. Mancinelli
Title: President

By:________________________________
Name: Carmen Principato
Title: Director

Date of Note: January 22, 2016

Holder: LPF (MCTECH) Investment Corp.

Principal Amount: $170,380.39

IN WITNESS WHEREOF, the parties hereto have caused this Note to be duly executed and delivered as of the date first above written.

THE BORROWER:

MYCELL TECHNOLOGIES, LLC

By:______________________________

Name: Frank Gallagi, COO

AGREED TO AND ACCEPTED:

LPF (MCTECH) Investment Corp.

By:______________________________

Name: Joseph S. Mancinelli

Title: President

By:______________________________

Name: Carmen Principato

Title: Director

Date of Note: January 22, 2016

Holder: LPF (MCTECH) Investment Corp.

Principal Amount: $170,380.39

Exhibit B

NOTE PURCHASE AGREEMENT

[see attached]

NOTE PURCHASE AGREEMENT

January 22, 2016

Mycell Technologies, LLC
140 E. Ridgewood Ave, Suite 125
Paramus, NJ 07652

RE: Subscription for Secured Convertible Notes/Warrants

Ladies and Gentlemen:

The undersigned hereby subscribes to the acquisition of (i) a Warrant to purchase membership interests in ("Warrant"), and (ii) a Secured Convertible Note ("Note") of, Mycell Technologies, LLC, a Delaware limited liability company (the "Company"), for the purchase price ("Purchase Price") set forth opposite the undersigned's name on **Exhibit A** hereto. The undersigned shall purchase additional Secured Convertible Notes (Tranches 2 and 3) in the principal amounts set forth opposite his/its name on the funding schedule attached hereto as **Exhibit A** for the consideration specified on such Exhibit. The undersigned shall not be required to purchase the Note specified for any additional tranches if the Company consummates a Qualified Financing prior to the due date of such additional tranche. In connection with the transactions contemplated by this Agreement, the following documents ("Transaction Documents") will be executed and delivered: the Note, Warrant and a Security Agreement. For purposes of the Transaction Documents, the Requisite Purchasers shall mean the holders of at least 60% of the then outstanding principal and interest of the Notes issued hereunder. Any of the Transaction Documents may be amended in a writing signed by the Company and the Requisite Purchasers, except that any amendment that accelerates the due date of funding of a tranche or increases the amount of a tranche must be executed by the Holder as to whom the amendment is sought.

Concurrent with the execution hereof, the undersigned shall transmit the Purchase Price for the tranche 1 Note by check or wire transfer to the Company at the address set forth above or in accordance with wire transfer instructions attached hereto as **Exhibit B**. The undersigned shall transmit the Purchase Price for tranches 2 and 3 by check or wire transfer to the Company at the address set forth above or in accordance with wire transfer instructions attached hereto as **Exhibit B** on or before the due date of the respective tranche.

The Note and Warrant being acquired hereunder are referred to herein as the "Securities."

In connection with the purchase of the Securities, the undersigned acknowledges, warrants and represents to and agrees with the Company as follows:

1. The undersigned is acquiring the Securities for investment for his/her/its own account and without the intention of participating, directly or indirectly, in a distribution of the Securities, and not with a view to resale or any distribution of the Securities, or any portion thereof.

2. The undersigned has knowledge and experience in financial and business matters and has consulted with his/her/its own professional representatives as he/she/it has considered appropriate to assist in evaluating the merits and risks of this investment. The undersigned has had access to and an opportunity to question the officers of the Company, or persons acting on their behalf, with respect to material information about the Company, and, in connection with the evaluation of this investment, has, to the best of his/her/its knowledge, received all information and data with respect to the Company that

the undersigned has requested and which is necessary to enable the undersigned to make an informed decision regarding the purchase of the Securities. The undersigned is acquiring the Securities based solely upon his/her/its independent examination and judgment as to the prospects of the Company. The undersigned is not relying on any representation in connection with the subscription contemplated hereby, except for those representations set forth herein.

3. The undersigned represents and warrants that he/she/it has reviewed the Company's Fourth Amended and Restated Operating Agreement. The undersigned has not in connection with making its investment decision with respect to the Securities, relied on any representation or warranty about the Company, except as set forth herein.

4. The Securities were not offered to the undersigned by means of publicly disseminated advertisements or sales literature.

5. The undersigned acknowledges that an investment in the Securities is speculative and involves a high degree of risk and the undersigned may have to continue to bear the economic risk of the investment in the Securities for an indefinite period. An investment in the Company involves a high degree of risk because, among other reasons, the Company:

   - has a limited operating history and no revenue;
   - is offering securities for which there is no public trading market, and for which a public trading market may never develop;
   - has experienced significant negative cash flow and operating losses;
   - has only limited operating capital;
   - may be unable to secure sufficient funding to continue its operations (including product research) and implement its business strategy;
   - may be unable to attain market acceptance of its products;
   - may be unable to generate cash flow from any future operations

THUS, THE COMPANY IS SUBJECT TO THE MYRIAD RISKS ASSOCIATED WITH ESTABLISHMENT AND OPERATION OF A NEW VENTURE. THERE IS A SIGNIFICANT RISK THAT AN INVESTOR COULD SUSTAIN A TOTAL LOSS OF ITS INVESTMENT IN THE COMPANY.

6. The undersigned acknowledges and agrees that Exhibit A is true, correct and complete.

7. The undersigned acknowledges that the Securities are being sold to the undersigned without registration under any state or federal law requiring the registration of securities for sale, and accordingly will constitute "restricted securities" as defined in Rule 144 of the U.S. Securities and Exchange Commission. Consequently, the transferability of the Securities is restricted by applicable United States Federal and state securities laws. The Securities will not be eligible for resale under Rule 144 until the expiration of at least one year after the Company files Form 10 information with the SEC.

8. In consideration of the acceptance of this subscription, the undersigned agrees that the Securities will not be offered for sale, sold or transferred by the undersigned other than pursuant to (i) an effective registration under the Securities Act of 1933, as amended ("the Act"), an exemption available under the Act or a transaction that is otherwise in compliance with the Act; and (ii) an effective registration under the securities law of any state or other jurisdiction applicable to the transaction, an exemption available under such laws, or a transaction that is otherwise in compliance with such laws.

9. The undersigned understands that no U.S. federal or state agency has passed upon the offering of the Securities or has made any finding or determination as to the fairness of any investment in the Securities.

10. The undersigned agrees not to disclose or use any information provided to the undersigned by the Company or any of its agents in connection with the offering of the Securities, except for the purpose of evaluating an investment in the Securities.

11. The residence address of the undersigned is as set forth below.

12. THE UNDERSIGNED REPRESENTS AND WARRANTS TO THE COMPANY THAT THE UNDERSIGNED IS AN "ACCREDITED INVESTOR," BECAUSE THE UNDERSIGNED:

INDIVIDAUL INVESTORS – PLEASE CHECK ALL THAT APPLY:

A. ____Is an Individual with income from all sources for each of the last two full calendar years in excess of (and whose reasonably expected income for this calendar year will exceed) either of:

(i) $200,000 individual income; or
(ii) $300,000 joint income with spouse. Or,

B. _____Is an Individual with a net worth* as of the date hereof (individually or jointly with your spouse), in excess of $1,000,000.

*Exclude the value of your home and your home mortgage (if it is less than the value of your home) from net worth computation. If the amount of your home mortgage exceeds the value of your home, indicate such excess here: $______________

INSTITUTIONAL INVESTORS– PLEASE CHECK ALL THAT APPLY

A. _X_ CORPORATIONS OR PARTNERSHIPS: A Corporation, Partnership, or similar entity that has in excess of five million dollars ($5,000,000.00) of assets and was not formed for the specific purpose of acquiring an Interest in this Private Placement.

B. _______ENTITY OWNED ENTIRELY BY ACCREDITED INVESTORS: A corporation, partnership, private investment company or similar entity each of whose equity owners is a natural person who is an accredited investor. (If this category is checked, please also check the additional category or categories under which each natural person qualifies as an accredited investor.)

C. _____REVOCABLE TRUST: A trust that is revocable by its grantors and each of whose grantors is an accredited investor. (If this category is checked, please also check the additional category or categories under which each grantor qualifies as an accredited investor.)

D. _____IRREVOCABLE TRUST: A trust (other than an ERISA plan) that (1) is not revocable by its grantors, (2) has in excess of Five Million Dollars ($5,000,000.00) of assets, (3) was not formed for the specific purpose of acquiring an Interest, and (4) is directed by a person who has such

knowledge and experience in financial and business matters that such a person is capable of evaluating the merits and risks of an investment in this Private Placement.

E. ______IRA or SIMILAR BENEFIT PLAN: An Individual Retirement Account (IRA), Keogh, or similar benefit plan that covers a natural person who is an accredited investor. (If this category is checks, please also check the additional category or categories under which the natural person covered by the IRA or plan qualifies as an accredited investor.)

F. ______PARTICIPANT-DIRECTED EMPLOYEE BENEFIT PLAN ACCOUNT: A participant-directed employee benefit plan investing at the direction of, and for the account of, a participant who is an accredited investor. (If this category is checked, please also check the additional category or categories under which the participant qualifies as an accredited investor).

G. ______OTHER ERISA PLAN: An employee benefit plan within the meaning of Title I of the ERIS Act other than a participant-directed plan with total assets in excess of Five Million Dollars ($5,000,000.00) or for which investment decisions (including the decision to purchase an Interest) are made by a bank, registered investment adviser, savings and loan association, or insurance company.

H. ______GOVERNMENT BENEFIT PLAN: A plan established and maintained by a state, municipality, or any agency of a state or municipality, for the benefit of its employees, with total assets in excess of Five Million Dollars ($5,000,000.00).

I. ______NON-PROFIT ENTITY: An organization described in Section 501(c)(3) of the Internal Revenue Code, as amended, with total assets in excess of Five Million Dollars ($5,000,000.00) (including endowment, annuity and life income funds), as shown by the organization's most recent audited financial statements.

OTHER INSTITUTIONAL INVESTOR (check one):

J. ______A bank, as defined in Section 3(a)(2) of the Securities Act (whether acting for its own account or in a fiduciary capacity); or

______A savings and loan association or similar institution, as defined in Section 3(a)(5)(A) of the Securities Act (whether acting for its own account or in a fiduciary capacity); or

______A broker-dealer registered under the Exchange Act of 1934; or

______An insurance company, as defined in Section 2 (13) of the Securities Act of 1933; or

______A "business development company", as defined in Section 2(a)(48) of the Investment Company Act; or

______A small business investment company licensed under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; or

______A "private business development company" as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

13. The undersigned understands that the Company will rely upon the representations and agreements of the undersigned set forth herein in connection with determining whether or not the sale of the Securities to the undersigned complies with applicable securities laws; and the undersigned agrees to indemnify and hold harmless the Company and its officers, directors, employees and agents from and against any and all costs, liabilities and expenses (including attorneys' fees) arising out of or related in any way to any breach of any representation or warranty contained herein.

14. The Company has the right, in its sole discretion, to accept or reject this subscription.

15. In all respects, including all matters of construction, validity and performance, this Purchase Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws. Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New Jersey State court or Federal court of the United States of America sifting in New jersey, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Transaction Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New Jersey state court or, to the extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

The parties hereto intending to be legally bound have executed this Purchase Agreement as an instrument under seal.

PURCHASER

LPF (MCTECH) Investment Corp.

____

Name: Joseph S. Mancinelli, President, duly authorized

____

Name: Carmen Principato, Director, duly authorized

Residence: Ontario, Canada

COMPANY ACCEPTANCE OF SUBSCRIPTION

Mycell Technologies, LLC

By:______________________________

Frank Gallagi, CFO

Dated: January 22, 2016

13. The undersigned understands that the Company will rely upon the representations and agreements of the undersigned set forth herein in connection with determining whether or not the sale of the Securities to the undersigned complies with applicable securities laws; and the undersigned agrees to indemnify and hold harmless the Company and its officers, directors, employees and agents from and against any and all costs, liabilities and expenses (including attorneys' fees) arising out of or related in any way to any breach of any representation or warranty contained herein.

14. The Company has the right, in its sole discretion, to accept or reject this subscription.

15. In all respects, including all matters of construction, validity and performance, this Purchase Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws. Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New Jersey State court or Federal court of the United States of America sifting in New jersey, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Transaction Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New Jersey state court or, to the extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

The parties hereto intending to be legally bound have executed this Purchase Agreement as an instrument under seal.

PURCHASER

LPF (MCTECH) Investment Corp.

____

Name: Joseph S. Mancinelli, President, duly authorized

____

Name: Carmen Principato, Director, duly authorized

Residence: Ontario, Canada

COMPANY ACCEPTANCE OF SUBSCRIPTION

Mycell Technologies, LLC

By: ______________________

Frank Gallagi, CFO

Dated: January 22, 2016

EXHIBIT A

SECURED NOTE DRAWDOWN SCHEDULE

Series F Members	Total Class F Invested Capital	Class F Ownership	Pro Rata Bridge Note Allocation	Secured Note Tranche 1 Funding (due date hereof)	Secured Note Tranche 2 funding (due 02/01/16)	Secured Note Tranche 3 Funding (due 04/01/16) (1)
LPF (MTECH Investment Corp)	$2,000,000.00	42.60%	$511,141.16	$170,380.39	$170,380.39	$170,380.39
PIT Mycell, LLC	$1,889,959.50	40.25%	$483,018.04	$161,006.01	$161,006.01	$161,006.01
New Age Ventures LLC	$505,416.67	10.76%	$129,169.63	$43,056.54	$43,056.54	$43,056.54
Reno Deldotto	$300,000.00	6.39%	$76,671.17	$25,557.06	$25,557.06	$25,557.06
Total	$4,695,376.17	100.00%	$1,200,000.00	$400,000.00	$400,000.00	$400,000.00

(1) The purchase of the Notes related to Tranche 3 shall not be required if the Company completes a Qualified Funding (defined in the Secured Convertible Note of even date) prior to the due date of Tranche 3

EXHIBIT B

WIRE TRANSFER INSTRUCTIONS

Bank Name:	Chase Bank
Address:	36 East Midland Avenue Paramus, NJ 07652
Swift Code:	CHASUS33
Account #:	917644460
Account Name:	Mycell Technologies LLC

Exhibit C

SECURITY AGREEMENT

[see attached]

SECURITY AGREEMENT

THIS SECURITY AGREEMENT dated as of January 22, 2016 ("***Security Agreement***"), is made by and among Mycell Technologies. LLC, a Delaware limited liability company ("***Grantor***"), and the secured parties listed on the signature pages hereto (each, a "***Secured Party***" and, collectively, the "***Secured Parties***").

RECITALS

A. Each Secured Party has made and has agreed to make certain advances of money and to extend certain financial accommodations to Grantor as evidenced by (i) those certain Secured Convertible Promissory Notes dated as of the date hereof executed by Grantor in favor of each Secured Party and such other Secured Convertible Promissory Notes which may be executed by Grantor in favor of each Secured Party after the date hereof (each, a "***Note***" and, collectively, the "***Notes***") and (ii) that certain Note Purchase Agreement dated as of the date hereof by and between Grantor and the Secured Parties (the "***Purchase Agreement***"), such advances, future advances, and financial accommodations being referred to herein as the "***Loans***".

B. The Secured Parties are willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall have executed and delivered to the Secured Parties this Security Agreement.

AGREEMENT

NOW, THEREFORE, in order to induce the Secured Parties to make the Loans and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Grantor hereby represents, warrants, covenants and agrees as follows:

1. DEFINED TERMS. When used in this Security Agreement the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

"***Bankruptcy Code***" means Title XI of the United States Code.

"***Collateral***" shall have the meaning assigned to such term in **Section 2** of this Security Agreement.

"***Contracts***" means all contracts (including any customer, vendor, supplier, service or maintenance contract), leases, licenses, undertakings, purchase orders, permits, franchise agreements or other agreements (other than any right evidenced by Chattel Paper, Documents or Instruments), whether in written or electronic form, in or under which Grantor now holds or hereafter acquires any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

"***Copyrights***" means all of the following now owned or hereafter acquired or created (as a work for hire for the benefit of Grantor) by Grantor or in which Grantor now holds or hereafter acquires or receives any right or interest, in whole or in part: (a) all copyrights, whether

registered or unregistered, held pursuant to the laws of the United States, any State thereof or any other country; (b) registrations, applications, recordings and proceedings in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country; (c) any continuations, renewals or extensions thereof; (d) any registrations to be issued in any pending applications, and shall include any right or interest in and to work protectable by any of the foregoing which are presently or in the future owned, created or authorized (as a work for hire for the benefit of Grantor) or acquired by Grantor, in whole or in part; (e) prior versions of works covered by copyright and all works based upon, derived from or incorporating such works; (f) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to copyrights, including, without limitation, damages, claims and recoveries for past, present or future infringement; (g) rights to sue for past, present and future infringements of any copyright; and (h) any other rights corresponding to any of the foregoing rights throughout the world.

"***Event of Default***" means (i) any failure by Grantor forthwith to pay or perform any of the Secured Obligations and (ii) any "Event of Default" as defined in the Notes.

"***Intellectual Property***" means any intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Grantor or in which Grantor now holds or hereafter acquires or receives any right or interest, and shall include, in any event, any Copyright, Trademark, Patent, License, trade secret, customer list, marketing plan, internet domain name (including any right related to the registration thereof), proprietary or confidential information, mask work, source, object or other programming code, invention (whether or not patented or patentable), technical information, procedure, design, knowledge, know-how, software, data base, data, skill, expertise, recipe, experience, process, model, drawing, material or record.

"***License***" means any Copyright license, Patent license, Trademark license or other license of rights or interests, whether in-bound or out-bound, whether in written or electronic form, now or hereafter owned or acquired or received by Grantor or in which Grantor now holds or hereafter acquires or receives any right or interest, and shall include any renewals or extensions of any of the foregoing thereof.

"***Lien***" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

"***Money***" means a medium of exchange authorized or adopted by a domestic or foreign government and includes a monetary unit of account established by an intergovernmental organization or by agreement between two or more nations.

"***Patents***" means all of the following in which Grantor now holds or hereafter acquires any interest: (a) all letters patent of the United States or any other country, all registrations and recordings thereof and all applications for letters patent of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country; (b) all reissues, divisions, continuations, renewals, continuations-in-part or extensions thereof; (c) all petty patents, divisionals and patents of addition; (d) all patents to issue in any such applications; (e) all improvements thereto, (f) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to patents, including,

without limitation, damages, claims and recoveries for past, present or future infringement; and (g) rights to sue for past, present and future infringements of any patent.

"***Permitted Lien***" means: (a) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and adequate reserves are being maintained in connection therewith; (b) Liens (i) upon or in any Equipment acquired or held by Grantor to secure the purchase price of such Equipment or indebtedness (including capital leases) incurred solely for the purpose of financing the acquisition of such Equipment or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the Equipment so acquired, improvements thereon and the Proceeds of such Equipment; (c) leases or subleases and non-exclusive licenses or non-exclusive sublicenses granted to others in the ordinary course of Grantor's business if such are not otherwise prohibited under this Security Agreement and do not interfere in any material respect with the business of Grantor; (d) any right, title or interest of a licensor under a license provided that such license or sublicense does not prohibit the grant of the security interest granted hereunder; (e) Liens arising from judgments, decrees or attachments not in excess of $50,000 in any one case or in excess of $100,000 in the aggregate; (f) easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and other similar Liens affecting real property not interfering in any material respect with the ordinary conduct of the business of Grantor; (g) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (h) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; and (i) Liens in favor of a securities intermediary pursuant to such securities intermediary's customary customer account agreement; provided that any such Liens shall at no time secure any indebtedness or obligations other than customary fees and charges payable to such securities intermediary.

"***Pro Rata***" means, as to any Secured Party at any time, the percentage equivalent at such time of such Secured Party's aggregate unpaid principal amount of Loans at such time, divided by the combined aggregate unpaid principal amount of all Loans of all Secured Parties at such time.

"***Requisite Purchasers***" shall have the meaning ascribed to such term in the Purchase Agreement.

"***Secured Obligations***" means (a) the obligation of Grantor to repay the Secured Parties all of the unpaid principal amount of, and accrued interest on (including any interest that accrues after the commencement of bankruptcy), the Loans and (b) the obligation of Grantor to pay any fees, costs and expenses of Secured Party and any other amounts payable to Secured Parties under the Notes, the Purchase Agreement, this Security Agreement, or under **Section 6(c)** or **Section 7(c)** hereof.

"***Security Agreement***" means this Security Agreement and all Schedules hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the provisions hereof.

"***Trademarks***" means any of the following in which Grantor now holds or hereafter acquires any interest: (a) any trademarks, tradenames, corporate names, company names,

business names, trade styles, service marks, internet domain names, certification marks, collective marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country (collectively, the "Marks"); (b) any reissues, extensions or renewals thereof; (c) the goodwill of the business symbolized by or associated with the Marks; (d) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to the Marks, including, without limitation, damages, claims and recoveries for past, present or future infringement; and (e) rights to sue for past, present and future infringements of the Marks.

"***UCC***" means the Uniform Commercial Code as the same may from time to time be in effect in the State of Delaware (and each reference in this Security Agreement to an Article thereof (denoted as a Division of the UCC as adopted and in effect in the State of Delaware) shall refer to that Article (or Division, as applicable) as from time to time in effect; *provided, however,* in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Secured Parties' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Delaware, the term "*UCC*" shall mean the Uniform Commercial Code (including the Articles thereof) as in effect at such time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

In addition, the following terms shall be defined terms having the meaning set forth for such terms in the UCC: "Account" , "Account Debtor", "Chattel Paper", "Commercial Tort Claims", "Commodity Account", "Deposit Account", "Documents", "Equipment", "Fixtures", "General Intangible", "Goods", "Instrument", "Inventory", "Investment Property", "Letter-of-Credit Right", "Money", "Payment Intangibles", "Proceeds", "Promissory Notes", "Securities Account", and "Supporting Obligations". Each of the foregoing defined terms shall include all of such items now owned, or hereafter acquired, by Grantor.

2. GRANT OF SECURITY INTEREST. As collateral security for the full, prompt, complete and final payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and in order to induce the Secured Parties to cause the Loans to be made, Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to the Secured Parties, and hereby grants to the Secured Parties, a security interest in all of Grantor's right, title and interest in, to and under the following, whether now owned or hereafter acquired, (all of which being collectively referred to herein as the "***Collateral***"):

(a) All Accounts of Grantor;

(b) All Chattel Paper of Grantor;

(c) All Commercial Tort Claims of Grantor;

(d) All Commodity Accounts of Grantor;

(e) All Contracts of Grantor;

(f) All Deposit Accounts of Grantor;

(g) All Documents of Grantor;

(h) All General Intangibles of Grantor, including, without limitation, Intellectual Property;

(i) All Goods of Grantor, including, without limitation, Equipment, Inventory, and Fixtures;

(j) All Instruments of Grantor, including, without limitation, Promissory Notes;

(k) All Investment Property of Grantor;

(l) All Letter-of Credit Rights of Grantor;

(m) All Money of Grantor;

(n) All Securities Accounts of Grantor;

(o) All Supporting Obligations of Grantor;

(p) All property of Grantor held by any Secured Party, or any other party for whom any Secured Party is acting as agent, including, without limitation, all property of every-description now or hereafter in the possession or custody of or in transit to any Secured Party or such other party for any purpose, including, without limitation, safekeeping, collection or pledge, for the account of Grantor, or as to which Grantor may have any right or power;

(q) All other goods and personal property of Grantor, wherever located, whether tangible or intangible, and whether now owned or hereafter acquired, existing, leased or consigned by or to Grantor; and

(r) To the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for and rents, profits and products of each of the foregoing.

Notwithstanding the foregoing provisions of this **Section 2**, the grant, assignment and transfer of a security interest as provided herein shall not extend to, and the term "*Collateral*" shall not include: (a) any assets of any kind or nature whatsoever which are in any way related to the Grantor's "green chemistry" technology, (b) "intent-to-use" application for any trademark or service mark registration filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C.§1051, prior to the filing under Section 1(c) or Section 1(d) of the Lanham Act of a "statement of use" or any "amendment to allege use" with respect thereto, solely to the extent, if any, that, and solely during the period, if any in which, the grant of a security interest therein prior to such filing would impair the validity or enforceability of any registration that issues from such intent to use trademark or service mark application under applicable federal law, or (c) any Account, Chattel Paper, General Intangible or Promissory Note in which Grantor has any right, title or

interest if and to the extent such Account, Chattel Paper, General Intangible or Promissory Note includes a provision containing a restriction on assignment such that the creation of a security interest in the right, title or interest of Grantor therein would be prohibited and would, in and of itself, cause or result in a default thereunder enabling another person party to such Account, Chattel Paper, General Intangible or Promissory Note to enforce any remedy with respect thereto; *provided* that the foregoing exclusion shall not apply if (i) such prohibition has been waived or such other person has otherwise consented to the creation hereunder of a security interest in such Account, Chattel Paper, General Intangible or Promissory Note or (ii) such prohibition would be rendered ineffective pursuant to Sections 9-406(d), 9-407(a) or 9-408(a) of the UCC (or any successor provision or provisions), as applicable and as then in effect in any relevant jurisdiction, or any other applicable law (including the Bankruptcy Code) or principles of equity); *provided further* that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and Grantor shall be deemed to have granted on the date hereof a security interest in, all its rights, title and interests in and to such Account, Chattel Paper, General Intangible or Promissory Note as if such provision had never been in effect; and *provided further that* the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect any Secured Party's unconditional continuing security interest in and to all rights, title and interests of Grantor in or to any payment obligations or other rights to receive monies due or to become due under any such Account, Chattel Paper, General Intangible or Promissory Note and in any such monies and other proceeds of such Account, Chattel Paper, General Intangible or Promissory Note.

If Grantor shall at any time acquire a Commercial Tort Claim, Grantor shall immediately notify Secured Party in a writing signed by Grantor of the brief details thereof and grant to Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to Secured Party.

Grantor irrevocably and unconditionally authorizes each Secured Party to file at any time and from time to time financing statements with respect to the Collateral naming such Secured Party (or all Secured Parties) or its or their designee as the "secured party" and the Grantor as the "debtor", as such Secured Party may require, and including any other information with respect to the Grantor or otherwise required by Part 5 of Article 9 of the UCC as such Secured Party may determine, together with any amendment and continuations with respect thereto, which authorization shall apply to all financing statements filed on, prior to or after the date hereof. Grantor hereby ratifies and approves all financing statements naming any Secured Party (or all Secured Parties) or its (or their) designee as "secured party" and Grantor as "debtor" with respect to the Collateral (and any amendments with respect to such financing statements) filed by or on behalf of Secured Parties prior to the date hereof and ratifies and confirms the authorization of Secured Parties to file such financing statements (and amendments, if any). In no event shall Grantor at any time file, or permit or cause to be filed, any correction statement or termination statement with respect to any financing statement (or amendment or continuation with respect thereto) naming any Secured Party or its designee as "secured party" and Grantor as "debtor", except as provided in Section 9-509(d) of the UCC.

The Secured Parties' Liens in the Collateral shall be pari passu in all respects regardless of when the applicable financing statements are filed or Liens perfected.

Each Secured Party agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees), to the extent that possession or control thereof is taken to perfect a Lien thereon (such Collateral, being the "Pledged Collateral"), as (i) the collateral agent for itself and the other Secured Parties and (ii) collateral agent for the benefit of, and on behalf of, itself and each other Secured Party (such agreement being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2), 8-106(d) and 9-313(c) of the UCC) and any assignee solely for the purpose of perfecting the security interest granted hereunder. Each Secured Party hereby appoints each other Secured Party as its collateral agent for the purposes of perfecting its security interest in all Pledged Collateral in accordance with the immediately preceding sentence. Each Secured Party hereby accepts such appointment and acknowledges and agrees that it shall act for the benefit of, and on behalf of, itself and the other Secured Parties with respect to any Pledged Collateral and that any Proceeds received by such Secured Party on account of any Pledged Collateral shall be applied in accordance with the provisions hereof. In furtherance of the foregoing, Grantor hereby grants a security interest in the Pledged Collateral to each Secured Party for the benefit of, and on behalf of itself and the other Secured Parties. No Secured Party shall have any obligation whatsoever to any other Secured Party as a result of the provisions set forth in this paragraph to ensure that the Pledged Collateral is genuine or owned by the Grantor or to preserve rights or benefits of any person. The duties and responsibilities of the Secured Parties under this paragraph shall be limited solely to holding the Pledged Collateral as collateral agent in accordance with the provisions set forth in this paragraph.

3. RIGHTS OF SECURED PARTIES; COLLECTION OF ACCOUNTS.

(a) Notwithstanding anything contained in this Security Agreement to the contrary, Grantor expressly agrees that it shall remain liable under each of its Contracts, Chattel Paper, Documents, Instruments and Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and that it shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract, Chattel Paper, Document, Instrument, and License. No Secured Party shall have any obligation or liability under such Contract, Chattel Paper, Document, Instrument or License by reason of or arising out of this Security Agreement or the granting to the Secured Parties of a lien therein or the receipt by any Secured Party of any payment relating to any such Contract, Chattel Paper, Document, Instrument or License pursuant hereto, nor shall any Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any such Contract, Chattel Paper, Document, Instrument or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such Contract, Chattel Paper, Document, Instrument or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(b) Subject to Sections 3(c) and 6 hereof, the Secured Parties authorize Grantor to collect its Accounts. Upon the occurrence and during the continuance of any Event of Default, at the request of the Requisite Purchasers, Grantor shall deliver (i) all original and other documents evidencing and relating to the performance of labor or service which created such Accounts, including, without limitation, all original orders, invoices and shipping receipts and

(ii) all other information and documents related to the Accounts reasonably requested by a Secured Party.

(c) Any Secured Party may at any time, upon the occurrence and during the continuance of any Event of Default and the written consent of the Requisite Purchasers, notify Account Debtors of Grantor, parties to the Contracts of Grantor, and obligors in respect of Instruments of Grantor and obligors in respect of Chattel Paper of Grantor that the Accounts and the right, title and interest of Grantor in and under such Contracts, Instruments and Chattel Paper have been assigned to the Secured Parties and that payments shall be made directly to Secured Parties. Upon the occurrence and during the continuance of any Event of Default, upon the request of the Requisite Purchasers, Grantor shall so notify such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper. Secured Party may, in its name or in the name of other Secured Parties, communicate with such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper to verify with such parties, to such Secured Party's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

4. REPRESENTATIONS AND WARRANTIES. Grantor hereby represents and warrants to the Secured Parties that:

(a) Except for the security interest granted to the Secured Parties under this Security Agreement and Permitted Liens, Grantor is the sole legal and equitable owner of each item of the Collateral in which it purports to grant a security interest hereunder.

(b) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral exists, except such as may have been filed by Grantor in favor of the Secured Parties pursuant to this Security Agreement and except for Permitted Liens.

(c) This Security Agreement creates a legal and valid security interest on and in all of the Collateral in which Grantor now has rights.

(d) All of the deposit accounts, investment accounts and/or other accounts in the name of or used by Grantor maintained at any bank or other financial institution is set forth in Schedule I attached hereto.

(e) All of the Grantor's registered Trademarks, registered Patents and registered Copyrights are set forth on Schedule II attached hereto.

(f) This Security Agreement creates valid and enforceable security interests in, and Liens on, the Collateral purported to be covered hereby. Except as set forth herein, such security interests and Liens are currently (or will be, upon (a) the filing of "all asset" financing statements against Grantor in all applicable filing offices and the filing of appropriate assignments or notices with the United States Patent and Trademark Office and the United States Copyright Office, in each case in favor of Secured Parties, and (b) Secured Parties' obtaining control or possession over those items of Collateral in which a security interest is perfected through control or possession) perfected security interests and Liens, prior to all other Liens other than certain of the Permitted Liens.

5. **COVENANTS.** Grantor covenants and agrees with the Secured Parties that from and after the date of this Security Agreement and until the Secured Obligations have been performed and paid in full in immediately available funds and all commitments of the Secured Parties to make Loans to Grantor have expired or terminated:

5.1 **Disposition of Collateral.** Grantor shall not sell, lease, license, transfer or otherwise dispose of any of the Collateral (each, a "***Transfer***"), or attempt or contract to do so, other than (a) the sale of Inventory in the ordinary course of business (b) the granting of non-exclusive Licenses in the ordinary course of business and (c) the disposal of worn-out or obsolete Equipment and (d) Transfers of Equipment for fair market value as determined by Grantor in its good faith business judgment, not exceeding $25,000 in the aggregate in any given fiscal year. Notwithstanding the foregoing, the Grantor may Transfer Collateral with the consent of the Requisite Purchasers, which consent shall not be unreasonably withheld, conditioned or delayed.

5.2 **Change of Jurisdiction of Organization, Relocation of Business.** Grantor shall not change its jurisdiction of organization or relocate its chief executive office, principal place of business or its records unless (i) it has provided Secured Parties with at least twenty (20) days prior notice thereof and (ii) it shall have taken all actions necessary to maintain the continuous validity, perfection and the same or better priority of the Secured Parties' Liens in all of the Collateral.

5.3 **Limitation on Liens on Collateral.** Grantor shall not, directly or indirectly, create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral, except (a) Permitted Liens and (b) the Lien granted to the Secured Parties under this Security Agreement.

5.4 **Insurance.** Grantor shall maintain insurance policies insuring the Collateral against loss or damage from such risks and in such amounts and forms and with such companies as are customarily maintained by businesses similar to Grantor.

5.5 **Taxes, Assessments, Etc.** Grantor shall pay promptly when due all property and other taxes, assessments and government charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Goods, except to the extent the validity or amount thereof is being contested in good faith and adequate reserves are being maintained in connection therewith.

5.6 **Defense of Intellectual Property.** Grantor shall use commercially reasonable efforts to (i) protect, defend and maintain the validity and enforceability of its Copyrights, Patents and Trademarks material to Grantor's business and (ii) detect infringements of all Copyrights, Patents and Trademarks material to Grantor's business and shall promptly take commercially reasonable actions in response to such infringement(s).

5.7 **Further Assurances.** At any time and from time to time, upon the written request of the Requisite Purchasers, and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Requisite Purchasers may reasonably deem necessary or desirable to obtain the full benefits of this Security Agreement, including, without limitation, (a) executing, delivering and causing to be filed any financing or continuation statements (including "in lieu"

continuation statements) under the UCC with respect to the security interests granted hereby, (b) filing or cooperating with the Secured Parties in filing any forms or other documents required to be recorded with the United States Patent and Trademark Office and United States Copyright Office, (c) Requisite Purchasers placing the interest of the Secured Parties as lienholder on the certificate of title (or similar evidence of ownership) of any vehicle, watercraft or other Equipment constituting Collateral owned by Grantor which is covered by a certificate of title (or similar evidence of ownership), (d) executing and delivering and using commercially reasonable efforts to cause the applicable depository institution, securities intermediary, commodity intermediary or issuer or nominated party under a letter of credit to execute and deliver a collateral control agreement with respect to any Deposit Account, Securities Account or Commodity Account or Letter-of-Credit Right in or to which Grantor has any right or interest and (e) Requisite Purchasers using commercially reasonable efforts to obtain acknowledgments from bailees having possession of any Collateral and waivers of liens from landlords and mortgagees of any location where any of the Collateral may from time to time be stored or located.

6. SECURED PARTY REPRESENTATIVE'S APPOINTMENT AS ATTORNEY-IN-FACT; PERFORMANCE BY SECURED PARTY REPRESENTATIVE.

(a) Subject to **Section 6(b)** below, Grantor hereby irrevocably constitutes and appoints William E. Peterson as representative of the Secured Parties ("***Secured Party Representative***"), and any officer or agent of Secured Party Representative, with full power of substitution, as its true and lawful attorney-in-fact with full, irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time at Secured Party Representative's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives Secured Party Representative the power and right, on behalf of Grantor, without notice to or assent by Grantor to do the following:

(i) to ask, demand, collect, receive and give acquittances and receipts for any and all monies due or to become due under any Collateral and, in the name of Grantor, in its own name or otherwise to take possession of, endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of monies due under any Collateral and to file any claim or take or commence any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Secured Party Representative for the purpose of collecting any and all such monies due under any Collateral whenever payable;

(ii) to pay or discharge any Liens, including, without limitation, any tax lien, levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof, which actions shall be for the benefit of the Secured Parties and not Grantor and all of such payments made and/or costs and expenses incurred by Representative shall constitute Secured Obligations hereunder secured by the Collateral;

(iii) to (1) direct any person liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder directly to Secured Parties or as Secured Parties shall direct, (2) receive payment of any and all monies, claims and other amounts due or to become due at any time arising out of or in respect of any Collateral, (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other Instruments and Documents constituting or relating to the Collateral, (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral, (5) defend any suit, action or proceeding brought against Grantor with respect to any Collateral, (6) settle, compromise or adjust any suit, action or proceeding described above, and in connection therewith, give such discharges or releases as Secured Party Representative may deem appropriate, (7) license, or, to the extent permitted by an applicable License, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Copyright, Patent or Trademark throughout the world for such term or terms, on such conditions and in such manner as Secured Party Representative shall in its discretion determine and (8) sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party Representative were the absolute owner thereof for all purposes; and

(iv) to do, at Secured Party Representative's option and Grantor's expense, at any time, or from time to time, all acts and things which Secured Party Representative may reasonably deem necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Security Agreement, all as fully and effectively as Grantor might do.

(b) Secured Party Representative agrees that, except upon the occurrence and during the continuation of an Event of Default, it shall not exercise the power of attorney or any rights granted to Secured Party Representative pursuant to **Section 6(a)** hereof. Grantor hereby ratifies, to the extent permitted by law, all that said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this **Section 6** is a power coupled with an interest and shall be irrevocable until the Secured Obligations are completely and indefeasibly paid in immediately available funds and performed in full and Secured Parties no longer have any commitment to make any Loans to Grantor.

(c) If Grantor fails to perform or comply with any of its agreements contained herein and Secured Party Representative, as provided for by the terms of this Security Agreement, shall perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses, including reasonable attorneys' fees and costs, of Secured Party Representative incurred in connection with such performance or compliance, together with interest thereon at a rate of interest equal to the highest per annum rate of interest charged on the Loans, shall be payable by Grantor to Secured Party Representative within five (5) business days of demand and shall constitute Secured Obligations secured hereby.

7. Rights and Remedies Upon Default. Upon the occurrence and during the continuation of any Event(s) of Default:

(a) Upon the written consent of the Requisite Purchasers, the Secured Parties may exercise, in addition to all other rights and remedies granted to them under this Security

Agreement, the Notes or the Purchase Agreement, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Grantor expressly agrees that in any such event the Secured Parties, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Grantor or any other person, may (i) reclaim, take possession, recover, store, maintain, finish, repair, prepare for sale or lease, shop, advertise for sale or lease and sell or lease (in the manner provided herein) the Collateral, and in connection with the liquidation of the Collateral and collection of the accounts receivable pledged as Collateral, use any Trademark, Copyright (and all other Intellectual Property), or process used or owned by Grantor and (ii) forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any Secured Party's offices or elsewhere at such prices as it may deem commercially reasonable, for cash or on credit or for future delivery without assumption of any credit risk. Grantor further agrees, at the request of the Requisite Holders, to assemble the Collateral and make it available to the Secured Parties at places which the Secured Parties shall reasonably select, whether at Grantor's premises or elsewhere. The Secured Parties shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in **Section 7(e)**, below, with Grantor remaining liable for any deficiency remaining unpaid after such application. Grantor agrees that the Secured Parties need not give more than twenty (20) days' notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters.

(b) Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (as so amended the "***Act***"), and applicable state securities laws, the Secured Parties may be compelled, with respect to any sale of all or any part of the Investment Property included in the Collateral conducted without prior registration or qualification of such Investment Property included in the Collateral under the Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Property included in the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Act) and, notwithstanding such circumstances, Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Secured Parties shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Property included in the Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Secured Parties determine to exercise their right to sell any or all of the Investment Property included in the Collateral, upon written request, Grantor shall furnish to the Secured Parties all such information as the Secured Parties may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Property included in the Collateral which may be sold by the Secured Parties in exempt transactions under the Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(c) Grantor shall pay to Secured Parties on demand all reasonable costs, fees, expenses and filing fees paid or payable in connection with the enforcement and defense of the Secured Obligations, Secured Parties' rights in the Collateral, this Security Agreement, the Notes, the Purchase Agreement and all other documents related hereto or thereto, including any amendments, supplements or consents which may hereafter be requested by Grantor or required by the Secured Parties (whether or not executed) or entered into in respect hereof and thereof, including without limitation the reasonable fees and disbursements of any Secured Party's counsel in connection with any of the foregoing.

(d) Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

(e) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Secured Parties in the following order of priorities:

FIRST, to each Secured Party in an amount sufficient to pay in full the costs of such Secured Party in connection with such sale, disposition or other realization, including all fees, costs, expenses, liabilities and advances incurred or made by any Secured Party in connection therewith, including, without limitation, attorneys' fees;

SECOND, to the Secured Parties to pay all of their respective accrued and unpaid interest on account of the Secured Obligations;

THIRD, to the Secured Parties to pay all other outstanding Secured Obligations (to be shared by the Secured Parties on a Pro Rata basis); and

FINALLY, upon payment in full of the Secured Obligations, to Grantor or its representatives, in accordance with the UCC or as a court of competent jurisdiction may direct.

(f) Without limiting the Grantor's obligation to pay such costs and expenses hereunder, the costs and expenses of enforcing or pursuing any right or remedy hereunder, including without limitation any repossession, sale, possession and management (including, without limitation, reasonable attorneys' fees), and distribution shall be borne Pro Rata by the Secured Parties to the extent that the Grantor fails to pay such costs and expenses. Under such circumstances, each Secured Party shall reimburse the other Secured Parties, as applicable, for its Pro Rata share of all such costs and expenses promptly upon demand.

8. ACTIONS BY THE SECURED PARTIES AND AMENDMENTS. All actions, omissions and decisions of the Secured Parties hereunder or any amendment of this Security Agreement (each called herein an "***Act of the Secured Parties***") shall be determined by and require the written consent of the Requisite Purchasers. Each Secured Party shall take such actions and execute such documents as may be necessary to confirm or accomplish any Act of the Secured Parties. Notwithstanding the foregoing, the consent of each affected Secured Party shall be necessary to do the following to any Note and, with respect to Sections 8(a) through 8(d), this Security Agreement:

(a) reduce the percentage of the principal and interest amount of Loans whose holders must consent to constitute Requisite Purchasers' consent;

(b) reduce the rate of interest on any Loan; or

(c) reduce the principal of any Loan;

9. UNEQUAL PAYMENT BY GRANTOR. Each Secured Party agrees that if it shall obtain or receive, through the exercise of any right granted to the Secured Parties under this Security Agreement, under the Notes or by applicable law, including, but not limited to any right of set-off, any secured claim under Section 506 of the Bankruptcy Code or any other security or interest, any payment or payments (whether from Grantor, Collateral proceeds or otherwise) greater than its Pro Rata share thereof, as measured immediately prior to the receipt of such payment or payments, then (a) such Secured Party shall promptly purchase at par (and shall be deemed to have thereupon purchased) from other Secured Parties, a participation in the Loans of such other Secured Parties, so that each Secured Party shall have received payments in proportion to its Pro Rata share immediately prior to such transactions and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that the Secured Parties share the benefits of such payment on a Pro Rata basis. The term "Loan" as used in this paragraph shall include accrued interest thereon.

10. INDEMNITY. Grantor agrees to defend, indemnify and hold harmless the Secured Parties and their officers, employees, and agents against (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Security Agreement, the Notes and the Purchase Agreement and (b) all losses or expenses in any way suffered, incurred, or paid by any Secured Party as a result of or in any way arising out of, following or consequential to transactions between any Secured Party and Grantor, whether under this Security Agreement or otherwise (including without limitation, reasonable attorneys fees and expenses), except for losses arising from or out of such Secured Party's gross negligence or willful misconduct.

11. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor's property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

12. MISCELLANEOUS.

12.1 Waivers; Modifications. Subject to Section 8 hereof, none of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Grantor and the Requisite Purchasers. Each Secured

Party acknowledges that because this Security Agreement may be amended with the consent of the Requisite Purchasers (other than as specified in Section 8 hereof), each Secured Party's rights hereunder may be amended or waived without such Secured Party's consent (other than as specified in Section 8 hereof).

12.2 Termination of this Security Agreement. Subject to **Section 11** hereof, this Security Agreement shall terminate upon the earlier to occur of (i) payment, in immediately available funds, and performance in full of the Secured Obligations and the termination of all of the Secured Parties' commitments to make Loans or (ii) the conversion in full of the principal and accrued interest on the Notes into other securities of Borrower in accordance with the terms of the Notes.

12.3 Successor and Assigns. This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor, and shall, together with the rights and remedies of the Secured Parties hereunder, inure to the benefit of the Secured Parties, any future holder of any of the Secured Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the lien granted to the Secured Parties hereunder.

12.4 Governing Law. In all respects, including all matters of construction, validity and performance, this Security Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, except to the extent that the UCC provides for the application of the law of a different jurisdiction (in accordance with the definition of "UCC" set forth herein).

[Signature pages follow.]

In Witness Whereof, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

Mycell Technologies LLC

By: [signature]

Printed Name: Frank Gallagi

Title: Chief Operating Officer

110629043 v5

ACCEPTED AND ACKNOWLEDGED BY:

SECURED PARTIES:

PIT Mycell, LLC

____
by: William E. Peterson, duly authorized

LPF (MCTECH) Investment Corp.

____
by: Joseph S. Mancinelli, President, duly authorized

____
by: Carmen Principato, Director, duly authorized

Reno DelDotto

____
Reno DelDotto

New Age Ventures, LLC

____
by: Volker Berl, duly authorized

ACCEPTED AND ACKNOWLEDGED BY:

SECURED PARTIES:

PIT Mycell, LLC

____

by: William E. Peterson, duly authorized

LPF (MCTECH) Investment Corp.

____

by: Joseph S. Mancinelli, President, duly authorized

____

by: Carmen Principato, Director, duly authorized

Reno DelDotto

____

Reno DelDotto

New Age Ventures, LLC

____

by: Volker Berl, duly authorized

ACCEPTED AND ACKNOWLEDGED BY:

SECURED PARTIES:

PIT Mycell, LLC

____
by: William E. Peterson, duly authorized

LPF (MCTECH) Investment Corp.

____
by: Joseph S. Mancinelli, President, duly authorized

Reno DelDotto

____
Reno DelDotto

New Age Ventures, LLC

____
by: Volker Berl, duly authorized

ACCEPTED AND ACKNOWLEDGED BY:

SECURED PARTIES:

PIT Mycell, LLC

____

by: William E. Peterson, duly authorized

LPF (MCTECH) Investment Corp.

____

by: Joseph S. Mancinelli, President, duly authorized

Reno DelDotto

____

Reno DelDotto

New Age Ventures, LLC

____

by: Volker Berl, duly authorized

SCHEDULE I

CHASE BANK ACCOUNTS

MCT WIRE ACCOUNT 917644460

MCT PLATINUM CHECKING 479020526

MCT HIGH YIELD SAVINGS 3039141469

OCEANS OMEGACHECKING 917644619

SCHEDULE II

Granted Patents:

Serial No.	Date of Allowance/Grant/Acceptance or Issuance	Country
8927043*	Jan. 6, 2015	US
2010319539*	Oct. 1, 2015	Australia
8785665**	Jul. 22, 2014	US
2010800615025**	Sept. 21, 2015	China

* Issued Omega-3 Stabilization Patents
** Issued Green Chemistry Patents

Registered US Trademarks:

Mark	Registration No.	Registration Date
OMEGAFY	4,284,627	Feb. 5, 2013
GROOVYGRAVY	4,489,477	Feb. 25, 2014

Registered US Copyright:

Copyright	Registration No.	Registration Date
Groovy Gravy Jingle	SRu 1-125-967	June 3, 2013

ACCEPTED AND ACKNOWLEDGED BY:

SECURED PARTIES:

PIT Mycell, LLC

by: William E. Peterson, duly authorized

LPF (MCTECH) Investment Corp.

by: Joseph S. Mancinelli, President, duly authorized

Reno DelDotto

Reno DelDotto

New Age Ventures, LLC

by: Volker Berl, duly authorized